UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07882

Name of Fund: Master Enhanced International Series of Quantitative Master Series
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Master Enhanced International Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Master Enhanced International Index Series

Semi-Annual Report, June 30, 2006

A Discussion With Your Fund's Portfolio Managers

Amid a volatile investing environment, Master Enhanced International Index Series outpaced the return of the MSCI EAFE Index for the semi-annual period.

How did the portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Master Enhanced International Index Series had a net total return of +11.15% (master level). For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned +10.16%. During the period, both stock-selection and stock-substitution strategies were favorable and contributed to the portfolio's relative performance.

      The six-month reporting period comprised two very different quarters. Global economic growth rebounded dramatically in the first quarter of 2006 after a slowdown in the latter part of 2005. In an environment of renewed equity market volatility, the pick-up occurred across all major regions. International equity markets continued to outperform U.S. equity markets for the first quarter as well as the full six-month period. In the first quarter, the MSCI EAFE Index gained +9.40%.

      However, the second quarter was a difficult period for investors worldwide. The MSCI EAFE Index managed to post a +0.70% return. As was the case in the first quarter, market volatility continued, but this time leaning in a negative direction. By early May, profit taking, global concerns over moderating economic growth, record-high commodity prices, a resurgence of inflation fears and overall higher interest rates all began to take their toll on equity markets worldwide. Central banks boosted interest rates to curtail emergent inflation, stemming a global rally in stocks. Nations in which borrowing costs were elevated included the United States, Canada, the Eurozone, Denmark, Sweden, China, India, South Korea, South Africa, Malaysia, Thailand and Turkey. In addition, geopolitical risks associated with events in Iraq, Iran and North Korea lurked in the background. These factors rattled markets enough to spark a significant sell-off in May, marking the start of a market correction.

      Nonetheless, global economic and market fundamentals remained sound throughout the period, with world economies generally continuing to grow at a rate above the three-year average. Productivity gains in both the developed and developing worlds and ongoing corporate restructuring were supportive, countering intensifying headwinds such as inflationary pressures in the second quarter. Corporate profit margins in the major markets continued to be at high levels relative to history. Furthermore, corporate sectors in the major economies remained in healthy financial positions, with profits covering dividends and capital spending while also allowing some repayment of debt.

      For the six-month period, Europe led among developed regions in terms of performance, with the MSCI Europe Index returning +13.58%. Almost all of the 16 European MSCI country indexes delivered double-digit gains for the period. Denmark and Switzerland were the only exceptions, with a +9.95% return for both nations. The strongest-performing European markets were Norway (+22.67%),

Portugal (+21.83%) and Spain (+16.48%). In the first quarter, takeover speculation largely supported the climb in European equities, as merger-and-acquisition (M&A) activity was a central theme. European markets struck multi-year peaks during the quarter on the back of a takeover boom. The value of announced purchases in Europe more than doubled to $454 billion in the first quarter from a year earlier. Bids extended to larger companies, compared to a concentration of deals in the small- and mid-cap segments in 2005. Notable examples included UniCredito Italiano SpA/Hypovereinsbank, EON/Endesa, BNP/BNL, Suez/GDF and Ferrovial/BAA.

      In the second quarter, as evidence of moderating economic growth mounted elsewhere in the developed world, the Eurozone remained resilient. European companies were the leaders in analysts' upgrades. Economic growth accelerated across the region, as increased exports spurred investment and hiring. Both business and consumer confidence rose to five-year highs by period-end.

      In general, favorable economic data prevailed in Europe for the period. June was a particularly positive month in terms of economic data. The services sector, which accounts for a third of Europe's economy, expanded the most that it has in six years. Manufacturing also advanced at its fastest monthly rate in six years. Unemployment dropped to the lowest level in almost five years. Retail sales rose for a third straight month, as consumers' greater willingness to buy gave companies more leverage to raise prices. In June, business confidence in Germany, the region's largest economy, reached its highest level since the country's reunification in 1991. The United Kingdom, Europe's second-largest economy, experienced its 56th consecutive quarter of economic expansion in the second quarter of this year, led by strength in the retail and banking sectors.

      In an effort to counter rising inflation, the European Central Bank (ECB) raised its target interest rate 25 basis points (.25%) in March and June, bringing the lending rate to a three-year high of 2.75%. March's interest rate hike followed the ECB's first interest rate increase in five years last December.

      In the Australasia/Far East region, stocks came under pressure during the second quarter amid profit taking and concerns over slowing global economic growth, especially in the United States, Asia's biggest export market. Nonetheless, New Zealand (-11.63%) was the sole decliner for the semi-annual period. Singapore (+11.35%) was the top performer, as greater electronic exports and rising employment fostered consumer spending in Southeast Asia's fourth-largest economy. For the six-month period, Japan was the worst performer of the world's biggest developed markets, with the MSCI Japan Index returning +1.91%. Stocks declined mainly on the prospect of the nation's first interest rate increase in more than a decade. Nevertheless, healthy export growth and greater business confidence bolstered the case for an ongoing economic recovery. The Japanese economy grew at an annualized rate of 3.1% in the first quarter, fueled by the second-biggest increase in corporate spending since 1990. More positive economic data in the second quarter reaffirmed the end of a decade of deflation, which was declared officially over by the Bank of Japan in March. Business investment, buoyed by substantial improvements in labor productivity, led the economic recovery over the period.

      The Bank of Japan's Tankan Survey (its short-term economic outlook) showed that Japanese firms this fiscal year plan to increase spending at the fastest rate in 16 years. Bank lending grew at the strongest pace in more than a decade during the period, as companies in the world's second-largest economy borrowed funds to expand production. Japan was the only major economy distinguished by accelerating payroll gains in the second quarter. Higher wages and unemployment at an eight-year low of 4% prompted consumers to spend more, boosting sales at retailers such as Takashimaya, the nation's largest department store operator.

      Turning to currency performance over the six-month period, the U.S. dollar lost 7.75% against the euro, 7.18% against the British pound and 3.15% against the Japanese yen. Exchange rates were largely driven by interest rate decisions and expectations in the United States. Interest rates are expected to continue driving exchange rates as the U.S. Federal Reserve Board winds down its interest rate-hiking campaign.

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the MSCI EAFE Index, we purchased and sold securities to maintain the portfolio's objective of tracking the risks and return of the benchmark.

      We continued to use our quantitative stock-selection and stock-substitution strategies in an effort to generate returns above those offered by the Index. The goal of our stock-selection process is to use quantitative techniques to determine whether a stock might outperform or underperform the market. We analyze each security using quantitative screens that provide signals that ultimately inform our investment decisions. These signals may include earnings quality, valuations, earnings surprises, external financing, short interest and price momentum factors, among others.

      We also apply stock-substitution strategies opportunistically as a value-added trading strategy. Our goal is to take advantage of temporary price strength in a security that might result from a corporate acquisition, corporate restructuring or Index composition change. We also might employ convertible bond substitution when opportunities exist, taking a position in a company's convertible securities -- bonds that can be exchanged for shares of stock, in certain situations -- as a cheaper alternative to buying its equity shares.

In November 2005, we removed the earnings-surprise/earnings-estimate-revision and positive-price-momentum signals, and instead established our turn-of-the-year positions. The turn-of-the-year signal was removed in March and the earnings-surprise/earnings-estimate-revision signal was reinstated in May. Lastly, a new external financing signal was added to the portfolio in May.

How would you characterize the portfolio's position at the close of the period?

We believe the portfolio remains positioned to match the risk characteristics of its benchmark, regardless of the direction of international markets.

Leon V. Roisenberg
Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 26, 2006

--------------------------------------------------------------------------------
Leon V. Roisenberg has joined Jeffrey L. Russo in the day-to-day management of Master Enhanced International Index Series. Mr. Roisenberg has been a Director of Merrill Lynch Investment Managers since 2001.
--------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Pacific
Basin/Asia - 28.6%
-----------------------------------------------------------------------------------------------------------------------------------
Australia - 4.3%    Airlines - 0.0%                                8,875     Qantas Airways Ltd.                       $     19,517
                    ---------------------------------------------------------------------------------------------------------------
                    Beverages - 0.0%                               8,117     Foster's Group Ltd.                             32,987
                                                                   2,773     Lion Nathan Ltd. (h)                            16,070
                                                                                                                       ------------
                                                                                                                             49,057
                    ---------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.2%                           6,314     CSL Ltd.                                       252,140
                    ---------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.1%                         1,275     Macquarie Bank Ltd.                             65,361
                                                                     349     Perpetual Trustees Australia Ltd.               18,967
                                                                                                                       ------------
                                                                                                                             84,328
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                                 790     Orica Ltd. (h)                                  14,022
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.1%                       15,233     Australia & New Zealand Banking
                                                                             Group Ltd. (h)                                 300,929
                                                                  10,987     Commonwealth Bank of Australia                 362,507
                                                                  12,855     National Australia Bank Ltd.                   335,794
                                                                  14,940     Westpac Banking Corp.                          258,400
                                                                                                                       ------------
                                                                                                                          1,257,630
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.1%          9,223     Brambles Industries Ltd.                        75,374
                                                                   7,959     Downer EDI Ltd.                                 43,994
                                                                                                                       ------------
                                                                                                                            119,368
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.3%                 25,294     Rinker Group Ltd.                              308,003
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.1%          5,118     Suncorp-Metway Ltd.                             73,577
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                      1     Telstra Corp. Ltd.                                   3
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.2%                5,771     Coles Myer Ltd. (h)                             48,707
                                                                  11,079     Woolworths Ltd.                                165,857
                                                                                                                       ------------
                                                                                                                            214,564
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                           4,977     Futuris Corp. Ltd.                               7,765
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.0%                           2,466     Alinta Ltd.                                     19,109
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%        2,010     Ansell Ltd.                                     14,440
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.0%          372     Sonic Healthcare Ltd.                            3,925
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%             294     Aristocrat Leisure Ltd. (h)               $      2,813
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.4%                              45,171     AMP Ltd. (h)                                   306,401
                                                                   8,362     AXA Asia Pacific Holdings Ltd.                  38,953
                                                                  15,136     Insurance Australia Group Ltd.                  60,162
                                                                   7,391     QBE Insurance Group Ltd. (h)                   112,568
                                                                                                                       ------------
                                                                                                                            518,084
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                                   2,608     APN News & Media Ltd. (h)                        9,843
                                                                  12,220     John Fairfax Holdings Ltd.                      34,046
                                                                  12,148     Macquarie Communications Infrastructure
                                                                             Group (h)                                       53,340
                                                                                                                       ------------
                                                                                                                             97,229
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 1.0%                        44,926     BHP Billiton Ltd.                              967,953
                                                                     986     BlueScope Steel Ltd.                             5,824
                                                                   3,163     Rio Tinto Ltd. (h)                             182,826
                                                                                                                       ------------
                                                                                                                          1,156,603
                    ---------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.0%                         1,243     Australian Gas Light Co., Ltd.                  16,170
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.1%               320     Origin Energy Ltd.                               1,750
                                                                   5,646     Santos Ltd.                                     50,756
                                                                   3,150     Woodside Petroleum Ltd.                        102,973
                                                                                                                       ------------
                                                                                                                            155,479
                    ---------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                14,695     PaperlinX Ltd.                                  34,063
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts                  1,286     CFS Retail Property Trust                        1,777
                    (REITs) - 0.2%                                 4,736     Commonwealth Property Office Fund                4,891
                                                                   7,685     New Centro Properties Group (h)                 38,197
                                                                   9,767     ING Industrial Fund                             16,182
                                                                  14,579     Investa Property Group (h)                      23,721
                                                                  11,089     Macquire Goodman Group                          49,431
                                                                  12,630     Stockland                                       65,872
                                                                                                                       ------------
                                                                                                                            200,071
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                      34,215     General Property Trust (h)                     110,323
                    Development - 0.1%                               460     Lend Lease Corp., Ltd. (h)                       4,781
                                                                                                                       ------------
                                                                                                                            115,104
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.3%                            30,664     Toll Holdings Ltd.                             320,084
                    ---------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%             908     Macquarie Airports                               2,071
                                                                  22,789     Macquarie Infrastructure Group                  56,888
                                                                                                                       ------------
                                                                                                                             58,959
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia             5,112,107
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.4%    Airlines - 0.0%                                9,000     Cathay Pacific Airways Ltd. (h)           $     15,759
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                       12,000     BOC Hong Kong Holdings Ltd. (h)                 23,484
                                                                  13,600     Bank of East Asia Ltd. (h)                      55,944
                                                                  36,000     Wing Hang Bank Ltd.                            315,180
                                                                                                                       ------------
                                                                                                                            394,608
                    ---------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.0%                8,000     Foxconn International Holdings Ltd.
                                                                             (b)(h)                                          17,098
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.1%         10,000     Hong Kong Exchanges and Clearing Ltd.
                                                                             (h)                                             64,311
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                      9,500     CLP Holdings Ltd. (h)                           55,591
                                                                  15,000     Cheung Kong Infrastructure Holdings
                                                                             Ltd. (h)                                        43,356
                                                                  13,500     HongKong Electric Holdings (h)                  61,095
                                                                                                                       ------------
                                                                                                                            160,042
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                         6,026     Kingboard Chemical Holdings Ltd.                16,991
                    Instruments - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%          10,000     Shangri-La Asia Ltd. (h)                        19,248
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                        564     Techtronic Industries Co.                          762
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.1%               15,000     Hutchison Whampoa Ltd. (h)                     136,925
                    ---------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                    159     Orient Overseas International Ltd.                 576
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts                    500     The Link REIT (b)                                1,001
                    (REITs) - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                      10,000     Cheung Kong Holdings Ltd. (h)                  108,343
                    Development - 0.6%                            82,600     Henderson Investment Ltd.                      141,442
                                                                   5,683     Hysan Development Company Ltd.                  16,024
                                                                  39,000     New World Development Ltd. (h)                  64,272
                                                                 128,000     Sino Land Co. (h)                              204,352
                                                                   9,000     Sun Hung Kai Properties Ltd. (h)                91,773
                                                                   4,500     Swire Pacific Ltd. Class A (h)                  46,437
                                                                   2,000     Wharf Holdings Ltd. (h)                          7,107
                                                                                                                       ------------
                                                                                                                            679,750
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                               500     MTR Corp.                                        1,207
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                 2,000     ASM Pacific Technology (h)                       9,746
                    Equipment - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                        4,500     Esprit Holdings Ltd. (h)                        36,732
                    ---------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%           6,321     Hopewell Holdings                               17,823
                    ---------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication                    13,429     Hutchison Telecommunications
                    Services - 0.1%                                          International Ltd. (b)                          21,612
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong             1,594,191
-----------------------------------------------------------------------------------------------------------------------------------
Japan - 21.9%       Auto Components - 0.6%                         3,900     Aisin Seiki Co., Ltd. (h)                      115,995
                                                                  10,000     Bridgestone Corp. (h)                          192,888
                                                                   2,400     Denso Corp. (h)                                 78,520
                                                                   2,800     NOK Corp. (h)                                   81,319
                                                                   2,000     Sumitomo Rubber Industries, Ltd. (h)            22,027
                                                                     500     Toyoda Gosei Co., Ltd. (h)                      10,038

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,600     Toyota Industries Corp. (h)               $    142,344
                                                                                                                       ------------
                                                                                                                            643,131
                    ---------------------------------------------------------------------------------------------------------------
                    Automobiles - 2.2%                            23,300     Honda Motor Co., Ltd.                          739,877
                                                                   6,000     Mazda Motor Corp.                               37,633
                                                                  19,000     Mitsubishi Motors Corp. (b)                     35,236
                                                                  24,200     Nissan Motor Co., Ltd.                         264,620
                                                                   1,600     Suzuki Motor Corp.                              34,641
                                                                  28,700     Toyota Motor Corp.                           1,503,856
                                                                     300     Yamaha Motor Co., Ltd. (h)                       7,847
                                                                                                                       ------------
                                                                                                                          2,623,710
                    ---------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                               6,700     Asahi Breweries Ltd. (h)                        94,186
                                                                     500     Coca-Cola West Holdings Co. Ltd.                10,607
                                                                   1,000     Kirin Brewery Co., Ltd. (h)                     15,737
                                                                   3,000     Sapporo Holdings Ltd. (h)                       15,195
                                                                   2,000     Takara Holdings, Inc. (h)                       11,705
                                                                                                                       ------------
                                                                                                                            147,430
                    ---------------------------------------------------------------------------------------------------------------
                    Building Products - 0.3%                       7,000     Asahi Glass Co., Ltd. (h)                       88,851
                                                                   2,000     Central Glass Co., Ltd. (h)                     11,914
                                                                   3,400     Daikin Industries Ltd. (h)                     118,077
                                                                   2,600     JS Group Corp.                                  54,700
                                                                   2,000     Sanwa Shutter Corp.                             11,792
                                                                   5,000     Toto Ltd. (h)                                   47,850
                                                                                                                       ------------
                                                                                                                            333,184
                    ---------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.7%                        16,000     Daiwa Securities Group, Inc. (h)               190,911
                                                                   6,000     Mitsubishi UFJ Securities Co. (h)               77,470
                                                                  14,000     Mizuho Investors Securities Co. Ltd.            34,414
                                                                  20,900     Nomura Holdings, Inc.                          392,165
                                                                       1     SBI E*Trade Securities Co. Ltd.                  1,330
                                                                  11,900     SMBC Friend Securities Co. Ltd.                 99,934
                                                                   5,000     Shinko Securities Co., Ltd. (h)                 21,170
                                                                      72     Softbank Investments Corp.                      31,807
                                                                                                                       ------------
                                                                                                                            849,201
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 1.0%                              11,000     Asahi Kasei Corp. (h)                           71,880
                                                                   5,000     Denki Kagaku Kogyo Kabushiki Kaisha (h)         20,820
                                                                   1,400     Hitachi Chemical Co., Ltd.                      36,741
                                                                   3,500     Kuraray Co., Ltd. (h)                           39,190
                                                                  11,000     Mitsubishi Chemical Holdings Corp.              68,801

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   2,000     Mitsubishi Gas Chemical Co., Inc.         $     22,954
                                                                   5,000     Mitsubishi Rayon Co., Ltd.                      40,765
                                                                  43,000     Mitsui Chemicals, Inc. (h)                     280,986
                                                                   2,000     Nippon Sanso Corp. (h)                          15,886
                                                                   4,400     Shin-Etsu Chemical Co., Ltd. (h)               239,409
                                                                  10,000     Showa Denko KK (h)                              44,526
                                                                   7,000     Sumitomo Chemical Co., Ltd.                     58,418
                                                                   3,000     Teijin Ltd.                                     19,053
                                                                  52,000     Tosoh Corp.                                    207,427
                                                                   7,000     Ube Industries Ltd. (h)                         20,269
                                                                                                                       ------------
                                                                                                                          1,187,125
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 2.4%                       15,000     The 77 Bank Ltd. (h)                           104,579
                                                                   2,000     The Bank of Kyoto Ltd.                          21,607
                                                                   4,000     The Bank of Yokohama Ltd.                       30,967
                                                                   3,000     The Chiba Bank Ltd. (h)                         28,080
                                                                   4,000     The Gunma Bank Ltd.                             29,742
                                                                   6,000     The Joyo Bank Ltd. (h)                          36,426
                                                                      80     Mitsubishi UFJ Financial Group, Inc.         1,119,712
                                                                      59     Mizuho Financial Group, Inc.                   500,118
                                                                      42     Resona Holdings, Inc.                          132,634
                                                                   3,000     Shinsei Bank Ltd.                               19,026
                                                                   7,000     The Shizuoka Bank Ltd.                          75,686
                                                                      55     Sumitomo Mitsui Financial Group, Inc.          582,163
                                                                   9,000     The Sumitomo Trust & Banking Co., Ltd.          98,412
                                                                   2,000     Suruga Bank Ltd.                                26,978
                                                                  14,000     The Yasuda Trust & Banking Co., Ltd.            34,414
                                                                                                                       ------------
                                                                                                                          2,840,544
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.2%          4,000     Dai Nippon Printing Co., Ltd. (h)               61,934
                                                                     700     Kokuyo Co., Ltd.                                11,720
                                                                     300     Meitec Corp.                                     9,789
                                                                   3,000     Secom Co., Ltd.                                141,976
                                                                                                                       ------------
                                                                                                                            225,419
                    ---------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.0%                1,000     Uniden Corp.                                    11,057
                    ---------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.4%                20,000     Fujitsu Ltd.                                   155,185
                                                                     500     Mitsumi Electric Company, Ltd. (h)               5,922
                                                                  13,000     NEC Corp. (h)                                   69,370
                                                                     100     Seiko Epson Corp. (h)                            2,729

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  41,500     Toshiba Corp. (h)                         $    271,185
                                                                                                                       ------------
                                                                                                                            504,391
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.1%              5,000     Kajima Corp. (h)                                22,963
                                                                   1,000     Kinden Corp.                                     8,582
                                                                   6,000     Obayashi Corp.                                  41,307
                                                                   2,000     Okumura Corp.                                   11,127
                                                                   9,000     Shimizu Corp.                                   50,466
                                                                  11,000     Taisei Corp.                                    40,222
                                                                   1,000     Toda Corp. (h)                                   4,838
                                                                                                                       ------------
                                                                                                                            179,505
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                  5,000     Sumitomo Osaka Cement Co., Ltd. (h)             15,396
                    ---------------------------------------------------------------------------------------------------------------
                    Consumer Finance - 0.9%                        3,780     Acom Co., Ltd. (h)                             205,343
                                                                   1,400     Aeon Credit Service Co., Ltd.                   34,046
                                                                   4,900     Aiful Corp. (h)                                261,898
                                                                   1,000     Credit Saison Co., Ltd. (h)                     47,413
                                                                   2,300     Daiei IMC Inc.                                  32,795
                                                                   2,600     Hitachi Capital Corp. (h)                       45,488
                                                                   4,000     Nippon Shinpan Co., Ltd.                        32,402
                                                                     500     ORIX Corp.                                     122,250
                                                                   1,650     Promise Co., Ltd. (h)                           95,696
                                                                     260     Shohkoh Fund & Co., Ltd.                        59,135
                                                                   1,240     Takefuji Corp. (h)                              73,978
                                                                                                                       ------------
                                                                                                                          1,010,444
                    ---------------------------------------------------------------------------------------------------------------
                    Containers & Packaging - 0.1%                  3,200     Toyo Seikan Kaisha Ltd. (h)                     58,085
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Consumer Services - 0.0%             800     Benesse Corp. (h)                               27,643
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                     30     Nippon Telegraph & Telephone Corp.             147,225
                    Services - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.5%                      3,200     Chubu Electric Power Co., Inc. (h)              86,498
                                                                   1,600     Hokkaido Electric Power Co., Inc.               38,000
                                                                   4,500     The Kansai Electric Power Co., Inc.            100,774
                                                                   1,200     Kyushu Electric Power Co., Inc.                 27,923
                                                                   1,300     Tohoku Electric Power Co., Inc.                 28,544
                                                                   9,400     The Tokyo Electric Power Co., Inc.             259,843
                                                                                                                       ------------
                                                                                                                            541,582
                    ---------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.3%                    1,000     Fujikura Ltd. (h)                               11,048
                                                                   2,000     Furukawa Electric Co., Ltd. (h)                 12,947
                                                                   2,000     Hitachi Cable, Ltd.                              9,273
                                                                   8,000     Matsushita Electric Works Ltd.                  88,947

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  17,000     Mitsubishi Electric Corp.                 $    136,369
                                                                   4,000     Sumitomo Electric Industries Ltd.               58,645
                                                                                                                       ------------
                                                                                                                            317,229
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                         2,000     Alps Electric Co., Ltd. (h)                     25,019
                    Instruments - 0.9%                             3,630     Citizen Watch Co., Ltd. (h)                     32,929
                                                                   2,000     Dainippon Screen Manufacturing Co.,
                                                                             Ltd.                                            18,335
                                                                     100     Hirose Electric Co., Ltd. (h)                   12,159
                                                                  64,000     Hitachi Ltd. (h)                               423,251
                                                                     600     Ibiden Co., Ltd. (h)                            28,868
                                                                     100     Keyence Corp.                                   25,561
                                                                   1,100     Kyocera Corp. (h)                               85,256
                                                                     400     Mabuchi Motor Co., Ltd. (h)                     23,934
                                                                     600     Murata Manufacturing Co., Ltd.                  38,998
                                                                   2,000     NEOMAX Co. Ltd.                                 42,077
                                                                   2,000     Nippon Electric Glass Co.                       40,152
                                                                   6,000     Oki Electric Industry Co., Ltd. (h)             14,171
                                                                   3,200     Omron Corp.                                     81,599
                                                                   1,400     TDK Corp.                                      106,548
                                                                   1,700     Yokogawa Electric Corp. (h)                     24,255
                                                                                                                       ------------
                                                                                                                          1,023,112
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.7%                9,100     Circle K Sunkus Co., Ltd. (h)                  197,021
                                                                   7,300     Lawson, Inc. (h)                               266,291
                                                                   9,836     Seven & I Holdings Co. Ltd. (h)                324,382
                                                                   2,000     UNY Co., Ltd.                                   29,515
                                                                                                                       ------------
                                                                                                                            817,209
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.3%                           5,000     Ajinomoto Co., Inc.                             55,417
                                                                     700     House Foods Corp. (h)                           10,594
                                                                   1,100     Katokichi Co., Ltd. (h)                         11,066
                                                                   1,000     Kikkoman Corp.                                  12,474
                                                                   3,000     Meiji Dairies Corp. (h)                         20,968
                                                                   3,000     Nichirei Corp. (h)                              16,061
                                                                   2,000     Nippon Meat Packers, Inc.                       23,199
                                                                   2,000     Nisshin Seifun Group, Inc.                      22,307
                                                                     900     Nissin Food Products Co., Ltd. (h)              31,807
                                                                     900     QP Corp.                                         8,558
                                                                   1,000     Toyo Suisan Kaisha, Ltd.                        15,676
                                                                     100     Unicharm Petcare Corp.                           4,286

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     900     Yakult Honsha Co., Ltd.                   $     24,485
                                                                   6,000     Yamazaki Baking Co., Ltd.                       53,799
                                                                                                                       ------------
                                                                                                                            310,697
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.0%                           1,000     Osaka Gas Co., Ltd.                              3,219
                                                                   2,000     Tokyo Gas Co., Ltd. (h)                          9,430
                                                                                                                       ------------
                                                                                                                             12,649
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%          600     Terumo Corp. (h)                                20,050
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.1%          200     Alfresa Holdings Corp.                          12,439
                                                                   1,100     Mediceo Paltac Holdings Co. Ltd.                19,678
                                                                     600     Suzuken Co., Ltd.                               23,829
                                                                                                                       ------------
                                                                                                                             55,946
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%             400     Oriental Land Co., Ltd. (h)                     22,534
                                                                     900     Skylark Co., Ltd.                               19,643
                                                                                                                       ------------
                                                                                                                             42,177
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 1.1%                      1,000     Casio Computer Co., Ltd. (h)                    19,114
                                                                   1,100     Daito Trust Construction Co., Ltd. (h)          61,007
                                                                   4,000     Daiwa House Industry Co., Ltd.                  64,034
                                                                  11,000     Matsushita Electric Industrial Co.,
                                                                             Ltd.                                           232,383
                                                                   5,000     Sekisui Chemical Co., Ltd. (h)                  43,214
                                                                   7,000     Sekisui House Ltd. (h)                          96,199
                                                                  24,000     Sharp Corp. (h)                                379,583
                                                                   8,900     Sony Corp.                                     393,168
                                                                                                                       ------------
                                                                                                                          1,288,702
                    ---------------------------------------------------------------------------------------------------------------
                    IT Services - 0.5%                             4,600     CSK Holdings Corp.                             210,051
                                                                     300     Itochu Techno-Science Corp.                     13,830
                                                                       6     NET One Systems Co., Ltd. (h)                   11,180
                                                                      22     NTT Data Corp.                                  95,263
                                                                     300     Nomura Research Institute Ltd.                  37,160
                                                                   6,300     TIS, Inc. (h)                                  176,355
                                                                                                                       ------------
                                                                                                                            543,839
                    ---------------------------------------------------------------------------------------------------------------
                    Independent Power Producers                      600     Electric Power Development Co.                  22,884
                    & Energy Traders - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.4%                               5,000     Aioi Insurance Co., Ltd.                        37,528
                                                                       9     Millea Holdings, Inc.                          167,695
                                                                   4,000     Mitsui Sumitomo Insurance Co., Ltd.             50,282
                                                                   4,000     Sompo Japan Insurance, Inc.                     55,986
                                                                   1,300     T&D Holdings, Inc.                             105,192

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   9,000     The Fuji Fire and Marine Insurance Co.,
                                                                             Ltd.                                      $     37,239
                                                                                                                       ------------
                                                                                                                            453,922
                    ---------------------------------------------------------------------------------------------------------------
                    Internet Software & Services - 0.1%               42     eAccess Ltd.                                    27,592
                                                                     220     Yahoo! Japan Corp. (h)                         116,625
                                                                                                                       ------------
                                                                                                                            144,217
                    ---------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products - 0.4%            6,100     Fuji Photo Film Co., Ltd.                      204,907
                                                                     731     Namco Bandai Holdings, Inc. (h)                 11,120
                                                                   3,000     Nikon Corp. (h)                                 52,434
                                                                   1,100     Sankyo Co., Ltd. (Gunma)                        69,956
                                                                     800     Shimano, Inc.                                   24,494
                                                                   3,200     Yamaha Corp. (h)                                60,185
                                                                                                                       ------------
                                                                                                                            423,096
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.6%                               1,300     Fanuc Ltd.                                     116,905
                                                                     500     GLORY Ltd.                                       9,623
                                                                   3,000     Hino Motors Ltd. (h)                            17,478
                                                                   1,500     Hitachi Construction Machinery Co.,
                                                                             Ltd.                                            36,150
                                                                   2,900     JTEKT Corp.                                     56,064
                                                                   2,000     Kawasaki Heavy Industries Ltd.                   6,736
                                                                   7,000     Komatsu Ltd.                                   139,308
                                                                   1,000     Komori Corp.                                    21,301
                                                                  11,000     Kubota Corp.                                   104,404
                                                                   6,000     Mitsui Engineering & Shipbuilding Co.,
                                                                             Ltd.                                            18,370
                                                                   1,000     NGK Insulators Ltd. (h)                         11,704
                                                                   5,000     NSK Ltd.                                        41,508
                                                                   3,000     NTN Corp. (h)                                   23,750
                                                                     500     SMC Corp.                                       70,813
                                                                   3,000     Sumitomo Heavy Industries Ltd.                  27,765
                                                                     200     THK Co., Ltd.                                    5,966
                                                                                                                       ------------
                                                                                                                            707,845
                    ---------------------------------------------------------------------------------------------------------------
                    Marine - 0.3%                                  5,000     Kawasaki Kisen Kaisha Ltd. (h)                  28,955
                                                                  43,000     Mitsui OSK Lines Ltd.                          292,648
                                                                  11,000     Nippon Yusen Kabushiki Kaisha (h)               71,592
                                                                                                                       ------------
                                                                                                                            393,195
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                   1,200     Toho Co., Ltd. (h)                              23,986
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.9%                         4,000     Hitachi Metals Ltd.                             39,365
                                                                   7,100     JFE Holdings, Inc. (h)                         301,229
                                                                  16,000     Kobe Steel Ltd. (h)                             50,107

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,000     Mitsubishi Materials Corp. (h)            $     12,807
                                                                   5,000     Nippon Light Metal Co., Ltd.                    13,690
                                                                 110,000     Nippon Steel Corp. (h)                         416,657
                                                                   8,000     Nisshin Steel Co., Ltd.                         25,753
                                                                  41,000     Sumitomo Metal Industries Ltd.                 169,287
                                                                   3,000     Sumitomo Metal Mining Co., Ltd. (h)             39,155
                                                                     900     Tokyo Steel Manufacturing Co., Ltd.             19,722
                                                                                                                       ------------
                                                                                                                          1,087,772
                    ---------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.2%                        2,000     Daimaru, Inc. (h)                               26,523
                                                                   3,600     Isetan Co., Ltd. (h)                            61,409
                                                                   5,500     Marui Co., Ltd. (h)                             85,737
                                                                   7,000     Mitsukoshi Ltd.                                 32,026
                                                                   6,000     Takashimaya Co., Ltd. (h)                       75,371
                                                                                                                       ------------
                                                                                                                            281,066
                    ---------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.9%                     15,779     Canon, Inc.                                    774,362
                                                                  13,000     Ricoh Co., Ltd.                                255,303
                                                                                                                       ------------
                                                                                                                          1,029,665
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.3%                 9     Inpex Holdings, Inc. (b)                        79,517
                                                                     600     Japan Petrolleum Explora                        38,105
                                                                   8,000     Nippon Mining Holdings, Inc.                    67,393
                                                                  13,000     Nippon Oil Corp.                                95,071
                                                                   2,900     Showa Shell Sekiyu KK                           34,070
                                                                   6,000     TonenGeneral Sekiyu KK                          61,724
                                                                                                                       ------------
                                                                                                                            375,880
                    ---------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.1%                    17     Nippon Paper Group, Inc. (h)                    69,597
                                                                   9,000     OJI Paper Co., Ltd. (h)                         51,253
                                                                                                                       ------------
                                                                                                                            120,850
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.9%                         4,500     Astellas Pharma, Inc.                          165,334
                                                                   1,700     Chugai Pharmaceutical Co., Ltd.                 34,724
                                                                     100     Daiichi Sankyo Co. Ltd.                          2,756
                                                                   3,000     Dainippon Pharma Co. Ltd.                       33,723
                                                                     200     Eisai Co., Ltd. (h)                              9,010
                                                                   1,000     Kaken Pharmaceutical Co., Ltd.                   7,514
                                                                   4,000     Kyowa Hakko Kogyo Co., Ltd. (h)                 26,978
                                                                     700     Santen Pharmaceutical Co., Ltd.                 16,625
                                                                   3,000     Shionogi & Co., Ltd. (h)                        53,536
                                                                   4,000     Taisho Pharmaceutical Co., Ltd.                 78,555

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  10,500     Takeda Pharmaceutical Co., Ltd.           $    653,983
                                                                   2,000     Tanabe Seiyaku Co., Ltd.                        24,634
                                                                                                                       ------------
                                                                                                                          1,107,372
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                         400     Aeon Mall Co. Ltd.                              16,831
                    Development - 0.2%                               300     Leopalace21 Corp. (h)                           10,366
                                                                   8,000     Mitsui Fudosan Co., Ltd.                       173,906
                                                                       2     NTT Urban Development Co.                       15,606
                                                                     500     Sumitomo Real Estate Sales                      38,009
                                                                   1,000     Tokyu Land Corp.                                 7,794
                                                                                                                       ------------
                                                                                                                            262,512
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.6%                                19     Central Japan Railway Co.                      189,476
                                                                      26     East Japan Railway Co.                         193,325
                                                                   6,000     Keio Electric Railway Co., Ltd.                 38,893
                                                                   1,000     Kintetsu Corp. (h)                               3,342
                                                                  10,000     Nippon Express Co., Ltd. (h)                    54,061
                                                                  11,000     Odakyu Electric Railway Co., Ltd. (h)           71,014
                                                                   3,000     Seino Holdings Corp. (h)                        31,702
                                                                   6,000     Tobu Railway Co., Ltd. (h)                      28,658
                                                                      10     West Japan Railway Co.                          41,552
                                                                                                                       ------------
                                                                                                                            652,023
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                   500     Advantest Corp. (h)                             50,999
                    Equipment - 0.5%                               1,400     Elpida Memory, Inc. (b)                         52,662
                                                                   1,000     NEC Electronics Corp. (b)                       32,104
                                                                   1,300     Rohm Co., Ltd. (h)                             116,336
                                                                   4,100     Tokyo Electron Ltd. (h)                        286,926
                                                                                                                       ------------
                                                                                                                            539,027
                    ---------------------------------------------------------------------------------------------------------------
                    Software - 0.4%                                  400     Fuji Soft, Inc.                                 13,192
                                                                   2,300     Nintendo Co., Ltd.                             386,301
                                                                     800     Oracle Corp. Japan (h)                          37,440
                                                                                                                       ------------
                                                                                                                            436,933
                    ---------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                          500     Aoyama Trading Co., Ltd.                        15,658
                                                                     200     Autobacs Seven Co., Ltd.                         8,713
                                                                     500     Fast Retailing Co., Ltd. (h)                    40,896
                                                                     700     Hikari Tsushin, Inc.                            37,843
                                                                   1,000     Shimachu Co., Ltd.                              26,156
                                                                     400     Shimamura Co., Ltd. (h)                         43,879
                                                                                                                       ------------
                                                                                                                            173,145
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.1%        3,000     Gunze Ltd.                                $     17,898
                                                                   3,000     Nisshinbo Industries, Inc. (h)                  32,857
                                                                   1,000     Tokyo Style Co., Ltd.                           11,906
                                                                   6,000     Toyobo Co., Ltd. (h)                            17,006
                                                                                                                       ------------
                                                                                                                             79,667
                    ---------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.1%                                    29     Japan Tobacco, Inc.                            105,787
                    ---------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.8%        1,200     Hitachi High-Technologies Corp.                 36,531
                                                                  15,000     Itochu Corp.                                   131,872
                                                                  13,000     Marubeni Corp.                                  69,370
                                                                  22,100     Mitsubishi Corp.                               441,749
                                                                  10,000     Mitsui & Co., Ltd. (h)                         141,364
                                                                  27,500     Sojitz Corp. (b)                               108,735
                                                                   1,500     Toyota Tsusho Corp.                             36,019
                                                                                                                       ------------
                                                                                                                            965,640
                    ---------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication                        28     KDDI Corp.                                     172,191
                    Services - 0.5%                                  323     NTT DoCoMo, Inc. (h)                           474,688
                                                                                                                       ------------
                                                                                                                            646,879
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Japan                25,810,045
-----------------------------------------------------------------------------------------------------------------------------------
New Zealand - 0.2%  Construction Materials - 0.1%                 17,914     Fletcher Building Ltd.                         100,012
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  7,502     Telecom Corp. of New Zealand Ltd. (h)           18,492
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                     10,009     Contact Energy Ltd.                             43,482
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%           4,232     Sky City Ltd.                                   13,944
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                      2,277     Fisher & Paykel Appliances Holdings
                                                                             Ltd.                                             6,405
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                               4,753     Tower Ltd. (b)                                   9,976
                    ---------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.0%           8,875     Auckland International Airport Ltd. (h)         11,751
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in New Zealand             204,062
-----------------------------------------------------------------------------------------------------------------------------------
Singapore - 0.8%    Airlines - 0.1%                               21,000     Singapore Airlines Ltd.                        168,653
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                       11,000     DBS Group Holdings Ltd.                        125,905
                                                                  14,134     Oversea-Chinese Banking Corp.                   58,990
                                                                  14,000     United Overseas Bank Ltd.                      138,110
                                                                                                                       ------------
                                                                                                                            323,005
                    ---------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.0%                    50     Creative Technology Ltd.                           278
                    ---------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                            1,099     Jardine Cycle & Carriage Ltd.                    6,950
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                 48,544     Singapore Telecommunications Ltd. (h)           77,665
                    Services - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                         3,000     Venture Corp. Ltd.                              20,109
                    Instruments - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%           5,000     City Developments Ltd.                          29,563

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     685     Overseas Union Enterprise Ltd.            $      4,375
                                                                                                                       ------------
                                                                                                                             33,938
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.3%                   90     Fraser and Neave Ltd.                              228
                                                                   1,000     Haw Par Corp. Ltd.                               3,605
                                                                   5,956     Keppel Corp. Ltd.                               55,366
                                                                 126,911     SembCorp Industries Ltd.                       260,026
                                                                                                                       ------------
                                                                                                                            319,225
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                               4,399     SembCorp Marine Ltd.                             8,345
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                       4,884     Allgreen Properties Ltd.                         3,892
                    Development - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                             4,969     SMRT Corp. Ltd.                                  3,519
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                   300     Chartered Semiconductor Manufacturing
                    Equipment - 0.0%                                         Ltd. (a)(b)(h)                                   2,610
                                                                   6,000     Chartered Semiconductor Manufacturing
                                                                             Ltd. (b)                                         5,122
                                                                   2,000     STATS ChipPAC Ltd. (b)                           1,258
                                                                                                                       ------------
                                                                                                                              8,990
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Singapore               974,569
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Pacific
                                                                             Basin/Asia                                  33,694,974
-----------------------------------------------------------------------------------------------------------------------------------
Western
Europe - 63.1%
-----------------------------------------------------------------------------------------------------------------------------------
Austria - 0.4%      Commercial Banks - 0.1%                        1,088     Erste Bank der Oesterreichischen
                                                                             Sparkassen AG                                   61,212
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                  1,096     RHI AG (b)(h)                                   35,456
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  1,665     Telekom Austria AG                              37,065
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                        780     Verbund - Oesterreichische
                                                                             Elektrizitaetswirtschafts AG                    37,500
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.2%                               1,170     Andritz AG                                     193,347
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                             8     Boehler-Uddeholm AG                                437
                                                                     198     Voestalpine AG                                  30,077
                                                                                                                       ------------
                                                                                                                             30,514
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%               590     OMV AG                                          35,118
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                          31     IMMOFINANZ Immobilien Anlagen AG (b)               344
                    Development - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Austria                 430,556
-----------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.1%      Beverages - 0.0%                                 946     InBev NV                                        46,389
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                                 261     Umicore                                         34,841
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                        2,912     Dexia                                           70,001
                                                                   1,199     KBC Bancassurance Holding                      128,628
                                                                                                                       ------------
                                                                                                                            198,629
                    ---------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                               41     D'ieteren SA                                    13,237
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.3%         10,431     Fortis                                         355,049
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                    210     Belgacom SA                                      6,963
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                      130     Bekaert SA                                $     12,484
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.2%                3,765     Delhaize Group                                 260,927
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.2%        2,983     Omega Pharma SA                                208,257
                    ---------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products - 0.0%               32     AGFA-Gevaert NV                                    775
                    ---------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                    138     Compagnie Maritime Belge SA (CMB)                4,007
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.2%                         3,552     UCB SA                                         192,118
                    ---------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication                        70     Mobistar SA                                      5,554
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Belgium               1,339,230
-----------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.8%      Beverages - 0.0%                                 350     Carlsberg A/S                                   25,588
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.1%                        3,192     Danske Bank A/S                                121,470
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                475     FLS Industries A/S Class B                      17,913
                    ---------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                    1,029     Vestas Wind Systems A/S (b)                     28,134
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.3%           32     GN Store Nord                                      368
                                                                   4,000     William Demant Holding (b)                     298,950
                                                                                                                       ------------
                                                                                                                            299,318
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                        102     Bang & Olufsen A/S Class B                      11,277
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                                 198     Topdanmark A/S (b)                              27,594
                    ---------------------------------------------------------------------------------------------------------------
                    Marine - 0.1%                                      7     AP Moller - Maersk A/S                          54,476
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%               126     D/S Torm A/S                                     6,004
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.1%                            79     H Lundbeck A/S                                   1,801
                                                                   2,408     Novo-Nordisk A/S B                             153,344
                                                                                                                       ------------
                                                                                                                            155,145
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.2%                             1,366     DSV A/S                                        228,301
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Denmark                 975,220
-----------------------------------------------------------------------------------------------------------------------------------
Finland - 1.5%      Auto Components - 0.0%                             1     Nokian Renkaat Oyj                                  13
                    ---------------------------------------------------------------------------------------------------------------
                    Building Products - 0.3%                      11,400     Asko Oyj                                       308,297
                    ---------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.9%               53,137     Nokia Oyj                                    1,084,387
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  3,773     TeliaSonera AB                                  21,324
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                      4,423     Fortum Oyj                                     113,110
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                  604     Kesko Oyj Class B                               23,154
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                               1,318     Metso Oyj                                       47,811
                                                                       1     Wartsila Oyj                                        42
                                                                                                                       ------------
                                                                                                                             47,853
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                         1,035     Outokumpu Oyj                                   24,218
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.0%                 2     Neste Oil Oyj                                       70
                    ---------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.1%                 5,773     Stora Enso Oyj Class R                          80,608

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,509     UPM-Kymmene Oyj                           $     75,603
                                                                                                                       ------------
                                                                                                                            156,211
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                             2     Orion Oyj Class B                                   40
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Finland               1,778,677
-----------------------------------------------------------------------------------------------------------------------------------
France - 9.0%       Aerospace & Defense - 0.2%                     7,851     European Aeronautic Defense and Space
                                                                             Co.                                            225,470
                    ---------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                                1,739     Air France-KLM                                  40,869
                    ---------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.2%                         3,361     Compagnie Generale des Etablissements
                                                                             Michelin                                       201,986
                    ---------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.2%                               777     Peugeot SA                                      48,335
                                                                   1,425     Renault SA                                     153,055
                                                                                                                       ------------
                                                                                                                            201,390
                    ---------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                          58     Cie de Saint-Gobain                              4,146
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                               1,133     Air Liquide (h)                                220,640
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.2%                        7,863     BNP Paribas                                    752,548
                                                                   5,711     Credit Agricole SA                             217,247
                                                                   3,236     Societe Generale                               475,840
                                                                                                                       ------------
                                                                                                                          1,445,635
                    ---------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.1%                7,734     Alcatel SA                                      98,100
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.1%              1,564     Vinci SA                                       161,086
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.2%                    491     Imerys SA                                       39,239
                                                                   1,194     Lafarge SA                                     149,847
                                                                                                                       ------------
                                                                                                                            189,086
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  5,978     France Telecom SA                              128,493
                    Services - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.5%                    5,145     Schneider Electric SA                          536,164
                    ---------------------------------------------------------------------------------------------------------------
                    Energy Equipment & Services - 0.0%               269     Technip SA                                      14,893
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.3%                5,945     Carrefour SA                                   348,458
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.2%                           2,074     Groupe Danone                                  263,470
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.3%                           9,685     Gaz de France (h)                              325,075
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.3%        4,063     Cie Generale d'Optique Essilor
                                                                             International SA                               408,861
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.1%           1,230     Accor SA                                        74,847
                                                                     961     Sodexho Alliance SA                             46,166
                                                                                                                       ------------
                                                                                                                            121,013
                    ---------------------------------------------------------------------------------------------------------------
                    IT Services - 0.2%                                 3     Atos Origin (b)                                    196
                                                                   3,861     Cap Gemini SA                                  220,334
                                                                                                                       ------------
                                                                                                                            220,530
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.6%                              14,687     AXA                                            481,886
                                                                   2,198     CNP Assurances                                 208,960

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   7,658     SCOR                                      $     16,744
                                                                                                                       ------------
                                                                                                                            707,590
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                                  42     Vallourec                                       50,481
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.6%                                   2,623     Lagardere S.C.A.                               193,521
                                                                   2,304     Publicis Groupe                                 88,970
                                                                       1     Societe Television Francaise 1                      33
                                                                  10,816     Vivendi SA                                     378,941
                                                                                                                       ------------
                                                                                                                            661,465
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.2%                         4,507     Arcelor                                        217,492
                    ---------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.5%                         7,760     Suez SA                                        322,478
                                                                   4,986     Veolia Environnement                           257,629
                                                                                                                       ------------
                                                                                                                            580,107
                    ---------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                          321     Pinault-Printemps-Redoute                       40,922
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 1.1%            20,741     Total SA                                     1,364,487
                    ---------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.0%                          48     L'Oreal SA                                       4,533
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.8%                         9,406     Sanofi-Aventis (h)                             917,664
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts                      1     Klepierre                                          116
                    (REITs) - 0.3%                                 2,208     Unibail                                        384,813
                                                                                                                       ------------
                                                                                                                            384,929
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                11,804     STMicroelectronics NV                          190,024
                    Equipment - 0.2%
                    ---------------------------------------------------------------------------------------------------------------
                    Software - 0.0%                                   76     Business Objects SA (b)                          2,073
                    ---------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.2%          102     Hermes International                             9,019
                                                                   2,087     LVMH Moet Hennessy Louis Vuitton SA            207,080
                                                                                                                       ------------
                                                                                                                            216,099
                    ---------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication                     1,256     Bouygues                                        64,570
                    Services - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France               10,557,801
-----------------------------------------------------------------------------------------------------------------------------------
Germany - 5.8%      Auto Components - 0.4%                         4,115     Continental AG                                 420,513
                    ---------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.4%                             7,961     DaimlerChrysler AG                             393,230
                                                                   1,774     Volkswagen AG                                  124,373
                                                                                                                       ------------
                                                                                                                            517,603
                    ---------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.4%                         4,384     Deutsche Bank AG Registered Shares             493,296
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.7%                               5,479     BASF AG                                        439,822
                                                                   7,343     Bayer AG                                       337,447
                                                                     287     Linde AG                                        22,110
                                                                                                                       ------------
                                                                                                                            799,379
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.1%                        4,840     Commerzbank AG                            $    176,007
                    ---------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.0%                    66     Wincor Nixdorf AG                                8,435
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                206     Hochtief AG                                     11,455
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  7,563     Deutsche Telekom AG                            121,655
                    Services - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.8%                      8,543     E.ON AG                                        983,340
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.1%                1,735     Metro AG                                        98,323
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                               1     Suedzucker AG                                       22
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.1%          390     Celesio AG                                      35,441
                                                                     368     Fresenius Medical Care AG                       42,293
                                                                                                                       ------------
                                                                                                                             77,734
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%               1     TUI AG                                              20
                    ---------------------------------------------------------------------------------------------------------------
                    Household Products - 0.1%                        700     Henkel KGaA                                     72,768
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.3%                3,801     Siemens AG                                     330,638
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.6%                               4,295     Allianz AG Registered Shares                   678,352
                    ---------------------------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services - 0.0%          1,274     Qiagen NV (b)                                   17,186
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                               1,427     MAN AG                                         103,311
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                       1     Premiere AG (b)                                     10
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                         3,627     ThyssenKrupp AG                                124,151
                    ---------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.3%                         4,725     RWE AG                                         393,010
                    ---------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.2%                        7,363     KarstadtQuelle AG (b)                          195,356
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                           161     Altana AG                                        8,967
                                                                     161     Merck KGaA                                      14,637
                                                                                                                       ------------
                                                                                                                             23,604
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                     1     Infineon Technologies AG (b)                        11
                    Equipment - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Software - 0.4%                                2,167     SAP AG                                         457,191
                    ---------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.3%        7,856     Adidas-Salomon AG                              375,487
                                                                      35     Puma AG Rudolf Dassler Sport                    13,602
                                                                                                                       ------------
                                                                                                                            389,089
                    ---------------------------------------------------------------------------------------------------------------
                    Thrifts & Mortgage Finance - 0.3%              5,437     Hypo Real Estate Holding AG                    330,153
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Germany               6,822,612
-----------------------------------------------------------------------------------------------------------------------------------
Greece - 0.5%       Beverages - 0.1%                               2,288     Coca-Cola Hellenic Bottling Co. SA              68,166
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                        2,138     Alpha Bank AE                                   53,249
                                                                     405     Emporiki Bank of Greece SA                      14,024
                                                                   2,515     National Bank of Greece SA                      99,305

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   4,000     Piraeus Bank SA                           $     95,132
                                                                                                                       ------------
                                                                                                                            261,710
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.0%                875     Hellenic Technodomiki Tev SA                     8,414
                                                                     728     Technical Olympic SA                             3,277
                                                                                                                       ------------
                                                                                                                             11,691
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%            466     Hellenic Exchanges SA                            7,496
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  2,990     Hellenic Telecommunications
                    Services - 0.1%                                          Organization SA                                 65,835
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.0%                      2,772     Public Power Corp.                              65,643
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.1%           4,259     OPAP SA                                        154,116
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Greece                  634,657
-----------------------------------------------------------------------------------------------------------------------------------
Ireland - 1.0%      Airlines - 0.1%                               12,393     Ryanair Holdings Plc (b)                       112,509
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                        7,020     Allied Irish Banks Plc                         168,303
                                                                   7,336     Bank of Ireland                                130,854
                                                                  13,306     Depfa Bank Plc                                 220,499
                                                                                                                       ------------
                                                                                                                            519,656
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.1%                  4,035     CRH Plc                                        132,029
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                 20,740     Eircom Group Plc                                57,547
                    Services - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.3%                          17,645     Iaws Group Plc                                 311,354
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                          2     Waterford Wedgwood Plc (b)                           0
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                                 927     Irish Life & Permanent Plc                      22,047
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                         3,213     Elan Corp. Plc (b)                              53,203
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Ireland               1,208,345
-----------------------------------------------------------------------------------------------------------------------------------
Italy - 3.5%        Aerospace & Defense - 0.0%                     2,997     Finmeccanica SpA                                66,526
                    ---------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.1%                             8,172     Fiat SpA                                       108,525
                    ---------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.2%                         7,471     Banca Fideuram SpA                              43,427
                                                                   6,663     Mediobanca SpA (h)                             130,428
                                                                   2,552     Mediolanum SpA                                  17,905
                                                                                                                       ------------
                                                                                                                            191,760
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.3%                       33,514     Banca Intesa SpA                               196,181
                                                                  21,132     Banca Intesa SpA (RNC)                         114,729
                                                                   1,418     Banca Lombarda e Piemontese SpA                 22,858
                                                                      28     Banca Monte dei Paschi di Siena SpA                168
                                                                     800     Banca Popolare dell'Etruria e del Lazio         15,113
                                                                     400     Banca Popolare di Intra Scrl (b)                 6,065

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  27,974     Banca Popolare di Milano Scrl             $    356,440
                                                                   6,200     Banca Popolare Italiana (b)                     58,918
                                                                     512     Banche Popolari Unite Scrl                      13,244
                                                                      32     Banco Popolare di Verona e Novara Scrl             857
                                                                  30,302     Capitalia SpA                                  248,632
                                                                   1,600     Credito Emiliano SpA                            19,751
                                                                     500     Piccolo Credito Valtellinese Scarl               6,914
                                                                  14,894     Sanpaolo IMI SpA                               263,383
                                                                  20,224     UniCredito Italiano SpA                        158,338
                                                                                                                       ------------
                                                                                                                          1,481,591
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.3%                 13,333     Italcementi SpA                                337,216
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                      1     Telecom Italia SpA                                   3
                    Services - 0.0%                                    1     Telecom Italia SpA (RNC)                             3
                                                                                                                       ------------
                                                                                                                                  6
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                     27,972     Terna SpA                                       74,573
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.0%                             168     Snam Rete Gas SpA                                  739
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.0%           3,937     Autogrill SpA (h)                               60,520
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.0%               24,771     Pirelli & C SpA                                 21,535
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.6%                                  69     Alleanza Assicurazioni SpA                         782
                                                                  17,288     Assicurazioni Generali SpA (h)                 629,342
                                                                     400     Cattolica di Assicurazioni Scrl                 21,057
                                                                   1,400     Toro Assicurazioni SpA                          37,378
                                                                                                                       ------------
                                                                                                                            688,559
                    ---------------------------------------------------------------------------------------------------------------
                    Internet Software & Services - 0.0%           10,788     Tiscali SpA (b)(h)                              32,071
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                                      68     Gruppo Editoriale L'Espresso SpA                   363
                                                                  11,165     Mediaset SpA                                   131,627
                                                                                                                       ------------
                                                                                                                            131,990
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.6%            25,746     ENI SpA                                        757,497
                    ---------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.1%        3,147     Benetton Group SpA                              46,988
                                                                   1,518     Bulgari SpA                                     17,182
                                                                   1,203     Luxottica Group SpA                             32,641
                                                                                                                       ------------
                                                                                                                             96,811
                    ---------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.1%           2,879     Autostrade SpA                                  80,914
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy                 4,130,833
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands - 3.3%  Air Freight & Logistics - 0.1%                 2,830     TNT NV                                         101,248
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.1%                               2,049     Akzo Nobel NV                                  110,458

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     531     Koninklijke DSM NV                        $     22,107
                                                                                                                       ------------
                                                                                                                            132,565
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                       16,133     ABN AMRO Holding NV                            441,245
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.0%          1,042     Buhrmann NV                                     15,109
                                                                     312     Vedior NV                                        6,551
                                                                                                                       ------------
                                                                                                                             21,660
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.8%            921     Euronext NV                                     86,321
                                                                  23,084     ING Groep NV CVA                               907,043
                                                                                                                       ------------
                                                                                                                            993,364
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                 35,712     Koninklijke KPN NV                             401,382
                    Services - 0.3%
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.3%                          15,182     Unilever NV                                    344,185
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.3%                     10,838     Koninklijke Philips Electronics NV             338,553
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.2%                              11,875     Aegon NV                                       203,011
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                                 990     Stork NV                                        52,977
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.4%                                  28,125     Reed Elsevier NV                               422,916
                                                                   2,912     Wolters Kluwer NV                               68,772
                                                                                                                       ------------
                                                                                                                            491,688
                    ---------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.0%                          1     OCE NV                                              15
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trusts                    553     Rodamco Europe NV                               54,199
                    (REITs) - 0.1%                                   207     Wereldhave NV                                   20,129
                                                                                                                       ------------
                                                                                                                             74,328
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                14,689     ASML Holding NV (b)                            297,510
                    Equipment - 0.3%
                    ---------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.0%          125     Hagemeyer NV (b)                                   577
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Netherlands       3,894,308
-----------------------------------------------------------------------------------------------------------------------------------
Norway - 0.8%       Airlines - 0.0%                                2,550     SAS AB (b)                                      26,022
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                                 125     Yara International ASA                           1,667
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.0%                        3,487     DNB NOR ASA                                     43,289
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                 33,867     Telenor ASA                                    409,554
                    Services - 0.4%
                    ---------------------------------------------------------------------------------------------------------------
                    Energy Equipment & Services - 0.1%             1,972     Acergy SA (b)                                   30,027
                                                                     550     Petrojarl ASA (b)                                3,624
                                                                     550     Petroleum Geo-Services ASA (b)                  31,024
                                                                     350     ProSafe ASA                                     21,374
                                                                                                                       ------------
                                                                                                                             86,049
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.0%                   35     Orkla ASA                                        1,623
                    ---------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                                      1     Stolt-Nielsen SA                                    23
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.3%             5,575     Norsk Hydro ASA                           $    147,828
                                                                   6,589     Statoil ASA                                    186,893
                                                                                                                       ------------
                                                                                                                            334,721
                    ---------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                 1,703     Norske Skogindustrier ASA                       24,973
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Norway                  927,921
-----------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.4%     Commercial Banks - 0.0%                        2,760     Banco BPI SA                                    20,963
                                                                   1,069     Banco Comercial Portugues SA Registered
                                                                             Shares                                           3,034
                                                                   2,036     Banco Espirito Santo SA Registered
                                                                             Shares                                          27,439
                                                                                                                       ------------
                                                                                                                             51,436
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%                  2,030     Cimpor Cimentos de Portugal SA                  13,523
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                  4,364     Portugal Telecom SGPS SA Registered
                    Services - 0.1%                                          Shares                                          52,676
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                     20,513     Energias de Portugal SA                         80,523
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                1,414     Jeronimo Martins                                24,137
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.2%              155,035     Sonae SGPS SA                                  231,937
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Portugal                454,232
-----------------------------------------------------------------------------------------------------------------------------------
Spain - 3.9%        Airlines - 0.0%                                  225     Iberia Lineas Aereas de Espana                     581
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.3%                       26,451     Banco Bilbao Vizcaya Argentaria SA             543,854
                                                                   4,300     Banco Bilbao Vizcaya Argentaria SA
                                                                             (a)(h)                                          88,580
                                                                     277     Banco Popular Espanol SA                         4,126
                                                                  61,093     Banco Santander Central Hispano SA             892,097
                                                                                                                       ------------
                                                                                                                          1,528,657
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.2%              3,664     ACS Actividades de Construccion y
                                                                             Servicios, SA                                  152,778
                                                                      47     Acciona SA                                       7,299
                                                                      52     Grupo Ferrovial SA                               3,969
                                                                   2,415     Sacyr Vallehermoso SA                           80,688
                                                                                                                       ------------
                                                                                                                            244,734
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                 43,572     Telefonica SA                                  725,392
                    Services - 0.6%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.7%                     14,054     Endesa SA (h)                                  488,611
                                                                   7,809     Iberdrola SA (h)                               268,897
                                                                   1,230     Union Fenosa SA (h)                             47,591
                                                                                                                       ------------
                                                                                                                            805,099
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.0%                              61     Gas Natural SDG SA                               1,862
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.2%                              14,685     Corporacion Mapfre SA                          270,953
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                       3     Sogecable SA (b)                                    86
                                                                   2,656     Telefonica Publicidad e Informacion, SA         28,765
                                                                                                                       ------------
                                                                                                                             28,851
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                             1     Acerinox SA                               $         17
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 0.2%             7,970     Repsol YPF SA                                  228,174
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                       2,780     Inmobiliaria Colonial SA                       220,745
                    Development - 0.3%                             1,890     Metrovacesa SA (h)                             170,616
                                                                                                                       ------------
                                                                                                                            391,361
                    ---------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                        3,072     Inditex SA                                     129,547
                    ---------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.1%                                 2,636     Altadis SA                                     124,575
                    ---------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.1%           3,276     Abertis Infraestructuras SA (h)                 76,699
                    ---------------------------------------------------------------------------------------------------------------
                    Water Utilities - 0.1%                         2,099     Sociedad General de Aguas de
                                                                             Barcelona SA Class A                            58,321
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Spain                 4,614,823
-----------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.3%       Airlines - 0.0%                                   17     SAS AB (b)                                         179
                    ---------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                         614     Assa Abloy AB B                                 10,314
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                       18,905     Nordea Bank AB                                 225,702
                                                                   3,115     Skandinaviska Enskilda Banken AB
                                                                             Class A                                         74,162
                                                                   3,571     Svenska Handelsbanken Class A                   91,959
                                                                                                                       ------------
                                                                                                                            391,823
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.0%            848     Securitas AB                                    16,246
                    ---------------------------------------------------------------------------------------------------------------
                    Communications Equipment - 0.4%              139,112     Telefonaktiebolaget LM Ericsson                459,622
                    ---------------------------------------------------------------------------------------------------------------
                    Construction & Engineering - 0.1%              5,284     Skanska AB Class B                              81,423
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%            800     OMHEX AB                                        14,326
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                    242     Tele2 AB                                         2,444
                    Services - 0.2%                               41,732     TeliaSonera AB                                 236,947
                                                                                                                       ------------
                                                                                                                            239,391
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.0%                  269     Axfood AB                                        7,730
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%           69     Getinge AB Class B                               1,173
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.0%          137     Capio AB (b)                                     2,453
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                      1,400     Electrolux AB Series B                          20,213
                                                                   1,400     Husqvarna AB (b)                                16,860
                                                                                                                       ------------
                                                                                                                             37,073
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.9%                                 888     Alfa Laval AB                                   26,566
                                                                   1,615     Atlas Copco AB Class A                          44,840
                                                                  14,360     Atlas Copco AB Class B                         372,782
                                                                  23,396     SKF AB Class B                                 368,635
                                                                   5,865     Sandvik AB                                      68,189
                                                                     703     Trelleborg AB Class B                           12,004

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   1,118     Volvo AB Class A                          $     53,856
                                                                   2,206     Volvo AB Class B                               108,410
                                                                                                                       ------------
                                                                                                                          1,055,282
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                      40     Modern Times Group AB (b)                        1,119
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                         1,312     Boliden AB                                      24,133
                                                                   1,374     Ssab Svenskt Stal AB                            27,371
                                                                     648     Ssab Svenskt Stal AB Series B                   12,234
                                                                                                                       ------------
                                                                                                                             63,738
                    ---------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%                 1,000     Svenska Cellulosa AB                            41,300
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                       1,992     Castellum AB                                    20,394
                    Development - 0.1%                             1,018     Fabege AB                                       18,937
                                                                     600     Kungsleden AB (h)                                7,038
                                                                                                                       ------------
                                                                                                                             46,369
                    ---------------------------------------------------------------------------------------------------------------
                    Software - 0.0%                                2,217     Telelogic AB (b)                                 4,924
                    ---------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.2%                        4,630     Hennes & Mauritz AB B Shares                   179,327
                    ---------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.0%                                    51     Swedish Match AB                                   821
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Sweden                2,654,633
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland - 6.6%  Auto Components - 0.0%                            45     Rieter Holding AG                               17,265
                    ---------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                          40     Geberit AG Registered Shares                    46,171
                    ---------------------------------------------------------------------------------------------------------------
                    Capital Markets - 1.5%                        11,477     Credit Suisse Group                            640,838
                                                                   5,270     UBS AG Registered Shares                       578,119
                                                                   4,957     UBS AG Registered Shares                       542,235
                                                                                                                       ------------
                                                                                                                          1,761,192
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                                 611     Ciba Specialty Chemicals AG Registered
                                                                             Shares                                          33,992
                                                                       1     Clariant AG                                         14
                                                                       9     Givaudan                                         7,071
                                                                     277     Lonza Group AG Registered Shares                18,960
                                                                   1,079     Syngenta AG                                    143,133
                                                                                                                       ------------
                                                                                                                            203,170
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.0%             10     SGS SA                                           9,469
                    ---------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals - 0.0%                   158     Logitech International SA (b)                    6,088
                    ---------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.1%                  1,409     Holcim Ltd.                                    107,774
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                     43     Swisscom AG                                     14,129
                    Services - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.1%                    7,181     ABB Ltd.                                        93,206
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                           358     Kudelski SA                                      8,636
                    Instruments - 0.0%
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Food Products - 1.4%                           5,146     Nestle SA Registered Shares               $  1,613,113
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%            1     Phonak Holding AG Registered Shares                 62
                                                                      86     Synthes, Inc.                                   10,355
                                                                                                                       ------------
                                                                                                                             10,417
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.5%                               3,590     Swiss Reinsurance Registered Shares            250,421
                                                                   1,450     Zurich Financial Services AG                   317,224
                                                                                                                       ------------
                                                                                                                            567,645
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.3%                               5,594     Schindler Holding AG                           289,746
                                                                      42     Sulzer AG                                       31,406
                                                                                                                       ------------
                                                                                                                            321,152
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 2.1%                        17,271     Novartis AG Registered Shares                  933,339
                                                                   9,135     Roche Holding AG                             1,507,089
                                                                                                                       ------------
                                                                                                                          2,440,428
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                         381     PSP Swiss Property AG                           19,656
                    Development - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor                     7     Micronas Semiconductor Holding AG
                    Equipment - 0.0%                                         Registered Shares                                  189
                                                                      57     Unaxis Holding AG                               15,820
                                                                                                                       ------------
                                                                                                                             16,009
                    ---------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel & Luxury Goods - 0.4%        5,484     Compagnie Financiere Richemont AG              250,697
                                                                     100     The Swatch Group Ltd. Bearer Shares             16,857
                                                                   7,274     The Swatch Group Ltd. Registered Shares        253,551
                                                                                                                       ------------
                                                                                                                            521,105
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Switzerland           7,776,625
-----------------------------------------------------------------------------------------------------------------------------------
United              Aerospace & Defense - 0.6%                    30,303     BAE Systems Plc                                207,234
Kingdom - 22.2%                                                   99,442     Cobham Plc                                     307,153
                                                                  25,403     Rolls-Royce Group Plc                          194,515
                                                                                                                       ------------
                                                                                                                            708,902
                    ---------------------------------------------------------------------------------------------------------------
                    Airlines - 0.1%                                8,343     British Airways Plc (b)                         52,889
                    ---------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.0%                         7,198     GKN Plc                                         36,345
                    ---------------------------------------------------------------------------------------------------------------
                    Beverages - 1.1%                              24,946     Diageo Plc                                     419,635
                                                                  24,231     SABMiller Plc                                  436,738
                                                                  40,429     Scottish & Newcastle Plc                       381,169
                                                                                                                       ------------
                                                                                                                          1,237,542
                    ---------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.2%                         2,602     3i Group Plc                                    43,385
                                                                   2,815     Amvescap Plc                                    25,785
                                                                   4,499     ICAP Plc                                        41,439
                                                                   2,772     Man Group Plc                                  130,635

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   1,169     Schroders Plc                             $     21,838
                                                                                                                       ------------
                                                                                                                            263,082
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.6%                              15,422     BOC Group Plc                                  450,962
                                                                  38,257     Imperial Chemical Industries Plc               256,853
                                                                     347     Johnson Matthey Plc                              8,517
                                                                                                                       ------------
                                                                                                                            716,332
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 4.0%                       59,269     Barclays Plc                                   673,623
                                                                  13,750     HBOS Plc                                       239,055
                                                                 115,761     HSBC Holdings Plc                            2,037,225
                                                                  84,965     Lloyds TSB Group Plc                           835,240
                                                                  29,113     Royal Bank of Scotland Group Plc               957,385
                                                                                                                       ------------
                                                                                                                          4,742,528
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Services & Supplies - 0.3%          2,720     Aggreko Plc                                     14,451
                                                                   6,647     Brambles Industries Plc                         52,864
                                                                   6,271     Capita Group Plc                                53,527
                                                                   1,782     Davis Service Group Plc                         15,548
                                                                  21,371     De La Rue Plc                                  216,014
                                                                  18,836     Group 4 Securicor Plc                           58,441
                                                                       1     Hays Plc                                             3
                                                                                                                       ------------
                                                                                                                            410,848
                    ---------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                            4,140     Inchcape Plc                                    36,180
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services - 0.0%          2,168     London Stock Exchange Group Plc                 45,632
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Telecommunication                150,057     BT Group Plc                                   664,013
                    Services - 0.6%
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.3%                      7,855     Scottish & Southern Energy Plc                 167,220
                                                                  14,282     Scottish Power Plc                             154,002
                                                                                                                       ------------
                                                                                                                            321,222
                    ---------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                           490     Electrocomponents Plc                            2,100
                    Instruments - 0.0%
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing - 0.1%                5,245     J Sainsbury Plc                                 32,450
                                                                  10,566     Tesco Plc                                       65,272
                                                                                                                       ------------
                                                                                                                             97,722
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products - 0.5%                          32,355     Tate & Lyle Plc                                362,346
                                                                  11,606     Unilever Plc                                   261,015
                                                                                                                       ------------
                                                                                                                            623,361
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies - 0.0%            1     Smith & Nephew Plc                                   8
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services - 0.0%        2,379     Alliance Unichem Plc                            44,969
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure - 0.5%           9,840     Compass Group Plc                               47,729

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,004     Enterprise Inns Plc                       $     52,672
                                                                   3,653     Intercontinental Hotels Group Plc               63,884
                                                                       2     Ladbrokes Plc                                       15
                                                                  38,321     Mitchells & Butlers Plc                        365,370
                                                                   2,188     Whitbread Plc                                   47,184
                                                                                                                       ------------
                                                                                                                            576,854
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.2%                      2,194     Barratt Developments  Plc                       38,469
                                                                   1,140     Bellway Plc                                     24,459
                                                                     993     Berkeley Group Holdings Plc                     22,278
                                                                   2,515     Persimmon Plc                                   57,401
                                                                   5,767     Taylor Woodrow Plc                              35,626
                                                                   3,684     Wimpey George Plc                               30,986
                                                                                                                       ------------
                                                                                                                            209,219
                    ---------------------------------------------------------------------------------------------------------------
                    Household Products - 0.1%                      4,531     Reckitt Benckiser Plc                          169,283
                    ---------------------------------------------------------------------------------------------------------------
                    Independent Power Producers                   14,162     International Power Plc                         74,520
                    & Energy Traders - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates - 0.1%                8,169     Cookson Group Plc                               79,360
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance - 0.9%                              43,966     Aviva Plc                                      622,487
                                                                  15,390     Friends Provident Plc                           50,881
                                                                  62,365     Legal & General Group Plc                      147,933
                                                                  52,649     Old Mutual Plc                                 158,968
                                                                   1,803     Resolution Plc                                  22,343
                                                                       1     Royal & Sun Alliance Insurance Group                 3
                                                                                                                       ------------
                                                                                                                          1,002,615
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                              13,376     IMI Plc                                        123,513
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.3%                                  10,731     Aegis Group Plc                                 25,852
                                                                   6,776     EMI Group Plc                                   38,068
                                                                       1     ITV Plc                                              2
                                                                   7,365     Pearson Plc                                    100,326
                                                                   7,550     Reed Elsevier Plc                               76,243
                                                                     117     United Business Media Plc                        1,401
                                                                   6,057     Yell Group Plc                                  57,302
                                                                                                                       ------------
                                                                                                                            299,194
                    ---------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 1.7%                        18,143     Anglo American Plc                             744,282
                                                                  21,552     BHP Billiton Plc                               418,148
                                                                   8,526     Corus Group Plc                                 71,989
                                                                  11,299     Rio Tinto Plc Registered Shares                597,477

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,006     Xstrata Plc                               $    113,975
                                                                                                                       ------------
                                                                                                                          1,945,871
                    ---------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.6%                        26,225     Centrica Plc                                   138,359
                                                                  53,048     National Grid Plc                              573,974
                                                                                                                       ------------
                                                                                                                            712,333
                    ---------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.4%                       42,306     Marks & Spencer Group Plc                      459,312
                                                                   1,025     Next Plc                                        30,939
                                                                                                                       ------------
                                                                                                                            490,251
                    ---------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable Fuels - 4.2%            34,623     BG Group Plc                                   462,669
                                                                 194,588     BP Plc                                       2,269,181
                                                                   6,097     Royal Dutch Shell Plc                          205,237
                                                                  57,808     Royal Dutch Shell Plc Class B                2,021,842
                                                                                                                       ------------
                                                                                                                          4,958,929
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 2.2%                        17,635     AstraZeneca Plc                              1,064,617
                                                                  54,181     GlaxoSmithKline Plc                          1,514,186
                                                                                                                       ------------
                                                                                                                          2,578,803
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                      16,756     British Land Co. Plc                           391,418
                    Development - 0.6%                             2,320     Brixton Plc                                     20,564
                                                                   2,686     Hammerson Plc                                   58,820
                                                                   4,496     Land Securities Group Plc                      149,181
                                                                   2,273     Liberty International Plc                       44,773
                                                                   8,808     Slough Estates Plc                              99,619
                                                                                                                       ------------
                                                                                                                            764,375
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                             1,785     Arriva Plc                                      19,693
                                                                   3,621     FirstGroup Plc                                  31,410
                                                                                                                       ------------
                                                                                                                             51,103
                    ---------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.0%                        4,234     DSG International Plc                           14,957
                                                                       1     Kingfisher Plc                                       4
                                                                   5,580     MFI Furniture Plc                               11,146
                                                                                                                       ------------
                                                                                                                             26,107
                    ---------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.5%                                15,117     British American Tobacco Plc                   380,811
                                                                   5,356     Imperial Tobacco Group Plc                     165,335
                                                                                                                       ------------
                                                                                                                            546,146
                    ---------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors - 0.1%        5,433     Wolseley Plc                                   119,880
                    ---------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure - 0.3%          24,061     Associated British Ports Holdings Plc          401,855
                    ---------------------------------------------------------------------------------------------------------------
                    Water Utilities - 0.1%                         3,282     Severn Trent Plc                                71,022
                    ---------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                                  Shares
Country             Industry                                        Held     Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication                   417,303     Vodafone Group Plc                        $    889,529
                    Services - 0.8%
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             United Kingdom                              26,094,437
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Western Europe       74,294,910
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks
                                                                             (Cost - $83,787,740) - 91.7%               107,989,884
-----------------------------------------------------------------------------------------------------------------------------------

North America - 0.5%                                                         Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------------
United States - 0.5%                                               8,840     iShares MSCI EAFE Index Fund                   576,456
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Exchange-Traded Funds                    576,456
                                                                             (Cost - $550,240) - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             Preferred Stocks
-----------------------------------------------------------------------------------------------------------------------------------
Pacific
Basin/Asia - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Australia - 0.2%    Commercial Banks - 0.2%                        4,300     National Australia Bank Ltd., 7.875% (d)       182,707
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Preferred Stocks in the
                                                                             Pacific Basin/Asia                             182,707
-----------------------------------------------------------------------------------------------------------------------------------
Western
Europe - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Germany - 0.1%      Automobiles - 0.1%                                34     Porsche AG                                      32,857
                                                                   1,304     Volkswagen AG, 4.35%                            65,861
                                                                                                                       ------------
                                                                                                                             98,718
                    ---------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                                     836     ProSieben SAT.1 Media AG, 2.24%                 20,877
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Preferred Stocks in
                                                                             Western Europe                                 119,595
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Preferred Stocks
                                                                             (Cost - $208,012) - 0.3%                       302,302
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             Rights
-----------------------------------------------------------------------------------------------------------------------------------
Western
Europe - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Germany - 0.0%      Chemicals - 0.0%                                 287     Linde AG (e)                                     1,108
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Rights (Cost - $0) - 0.0%                  1,108
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             Warrants (c)
-----------------------------------------------------------------------------------------------------------------------------------
Pacific
Basin/Asia - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 0.0%    Chemicals - 0.0%                               5,600     Kingboard Chemicals Holdings
                                                                             (expires 12/31/2006)                             1,803
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Warrants (Cost - $0) - 0.0%                1,803
-----------------------------------------------------------------------------------------------------------------------------------

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

                                                   Currency         Face
Country             Industry                   Denomination       Amount     Fixed Income Securities                          Value
-----------------------------------------------------------------------------------------------------------------------------------
Pacific
Basin/Asia - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Japan - 0.3%        Air Freight &                       JPY    3,000,000     Yamato Transport Yamtra Series 7, 1.20%
                    Logistics - 0.0%                                         due 9/30/2009 (d)                         $     45,096
                    ---------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.0%                    2,000,000     The Bank of Fukuoka Ltd. Series 2,
                                                                             1.10% due 9/28/2007 (d)                         33,797
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                       5,000,000     Tokyo Gas Co. Ltd. Series 5, 1.20%
                                                                             due 3/31/2009 (d)                               67,175
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate Management                     5,000,000     Mitsubishi Estate Co. Ltd, .402%
                    & Development - 0.1%                                     due 9/30/2006 (d)(i)                            88,382
                    ---------------------------------------------------------------------------------------------------------------
                    Trading Companies                          5,000,000     Mitsubishi Corp., 1% due 6/17/2011
                    & Distributors - 0.1%                                    (d)(i)                                          85,302
                                                               5,000,000     Mitsui & Co. Ltd. Series 6, 1.05%
                                                                             due 9/30/2009 (d)                               82,222
                                                                                                                       ------------
                                                                                                                            167,524
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Fixed Income Securities
                                                                             in the Pacific Basin/Asia                      401,974
-----------------------------------------------------------------------------------------------------------------------------------
Western
Europe - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Austria - 0.1%      Oil, Gas & Consumable               EUR       45,990     OMV AG, 1.50% due 12/01/2008 (d)                91,718
                    Fuels - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Fixed Income Securities in
                                                                             Austria                                         91,718
-----------------------------------------------------------------------------------------------------------------------------------
France - 0.1%       Communications                               113,260     Alcatel SA, 4.75% due 1/01/2011 (d)            151,656
                    Equipment - 0.1%
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Fixed Income Securities in France        151,656
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland - 0.2%  Electrical                          CHF      125,000     ABB International Finance Ltd., 3.50%          176,633
                    Equipment - 0.2%                                         due 9/10/2010 (d)
                    ---------------------------------------------------------------------------------------------------------------
                                                                             Total Fixed Income Securities in
                                                                             Switzerland                                    176,633
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Fixed Income Securities in
                                                                             Western Europe                                 420,007
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Fixed Income Securities
                                                                             (Cost - $633,939) - 0.7%                       821,981
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Beneficial
                                                                Interest     Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                        USD    3,061,870     Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I, 4.78% (f)(g)            3,061,870
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost - $3,061,870) - 2.6%                   3,061,870
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Investments
                                                                             (Cost - $88,241,801*) - 95.8%              112,755,404

                                                                             Other Assets Less Liabilities - 4.2%         4,958,480
                                                                                                                       ------------
                                                                             Net Assets - 100.0%                       $117,713,884
                                                                                                                       ============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $ 94,998,992
                                                                   ============
      Gross unrealized appreciation                                $ 19,465,520
      Gross unrealized depreciation                                  (1,709,108)
                                                                   ------------
      Net unrealized appreciation                                  $ 17,756,412
                                                                   ============

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Warrants entitle the Series to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d)   Convertible security.
(e)   The rights may be exercised until 7/06/2006.
(f)   Represents the current yield as of 6/30/2006.
(g) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------
                                                                    Net        Interest
      Affiliate                                                  Activity       Income
      ---------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I   $2,237,501     $ 47,991
      ---------------------------------------------------------------------------------

(h)   Security, or a portion of security, is on loan.
(i) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      -----------------------------------------------------------------------------------------------------------------
      Number of                                                       Expiration                            Unrealized
      Contracts         Issue                       Exchange             Date               Face Value     Appreciation
      -----------------------------------------------------------------------------------------------------------------
         1           CAC 40 10 Euro Future         Matif (Par)         July 2006            $   59,565     $      4,029
         2           DAX Index 25 Euro Future         Eurex          September 2006         $  341,704           24,408
        31           DJ Euro Stoxx 50                 Eurex          September 2006         $1,362,242           89,316
        21           FTSE 100 Index Future            LIFFE          September 2006         $2,197,352           65,118
         3           Hang Seng Index Future         Hong Kong          July 2006            $  306,219            8,903
         4           OMX Stock Index Future         Stockholm          July 2006            $   50,758            2,425
         1           S&P/MIB Index Future             Eurex          September 2006         $  223,715           10,733
        10           SPI 200 Index Future            Sydney          September 2006         $  909,578           33,965
        16           TOPIX Index Future               Tokyo          September 2006         $2,192,368           32,362
      -----------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation - Net                                                                  $    271,259
                                                                                                           ============

o Forward foreign exchange contracts purchased as of June 30, 2006 were as follows:

      -------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                      Settlement             Appreciation
      Purchased                                Date               (Depreciation)
      -------------------------------------------------------------------------
      AUD              210,000              August 2006           $      (5,799)
      CHF              234,000              August 2006                   2,001
      EUR            1,271,000              August 2006                  (4,209)
      GBP              856,000              August 2006                 (11,975)
      JPY          321,050,000              August 2006                 (63,746)
      SEK              600,000              August 2006                     768
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts - Net (USD Commitment - $6,555,508)               $     (82,960)
                                                                  =============

Master Enhanced International Series
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)

o Forward foreign exchange contracts sold as of June 30, 2006 were as follows:

      -------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                 Settlement                  Appreciation
      Sold                                Date                    (Depreciation)
      -------------------------------------------------------------------------
      AUD       40,000                August 2006                 $         714
      CHF      165,000                August 2006                          (769)
      EUR      575,000                August 2006                        (2,819)
      GBP      185,000                August 2006                           280
      JPY   59,000,000                August 2006                         9,432
      SEK      600,000                August 2006                           906
      -------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts - Net (USD Commitment - $1,855,722)               $       7,744
                                                                  =============

o     Currency Abbreviations:

            AUD   Australian Dollar
            CHF   Swiss Franc
            EUR   Euro
            GBP   British Pound
            JPY   Japanese Yen
            SEK   Swedish Krona
            USD   U.S. Dollar

      See Notes to Financial Statements.

Master Enhanced International Series
Portfolio Information as of June 30, 2006

      Geographic                                                   Percent of
      Allocation                                               Total Investments
      --------------------------------------------------------------------------
      Japan                                                          23.2%
      United Kingdom                                                 23.1
      France                                                          9.5
      Switzerland                                                     7.0
      Germany                                                         6.2
      Australia                                                       4.7
      Spain                                                           4.1
      Italy                                                           3.7
      Netherlands                                                     3.4
      Sweden                                                          2.3
      Finland                                                         1.6
      Hong Kong                                                       1.4
      Belgium                                                         1.2
      Ireland                                                         1.1
      Denmark                                                         0.9
      Singapore                                                       0.9
      Norway                                                          0.8
      Greece                                                          0.6
      Austria                                                         0.5
      United States                                                   0.5
      Portugal                                                        0.4
      New Zealand                                                     0.2
      Other*                                                          2.7
      --------------------------------------------------------------------------
      *     Includes portfolio holdings in short-term investments.

                                            Master Enhanced International Series

STATEMENT OF ASSETS AND LIABILITIES

                  As of June 30, 2006
================================================================================================================================
Assets:           Investments in unaffiliated securities, at value (including securities
                  loaned of $10,533,920) (identified cost - $85,179,931) ................                        $   109,693,534
                  Investments in affiliated securities, at value
                  (identified cost - $3,061,870) ........................................                              3,061,870
                  Cash ..................................................................                                  2,116
                  Cash held as collateral for securities loaned, at value ...............                             10,851,002
                  Unrealized appreciation on forward foreign exchange contracts .........                                 14,101
                  Cash on deposit for financial futures contracts .......................                                999,477
                  Foreign cash (cost - $3,168,700) ......................................                              3,096,902
                  Receivables:
                        Securities sold .................................................    $     2,099,735
                        Dividends .......................................................            742,553
                        Variation margin ................................................            132,079
                        Contributions ...................................................            103,989
                        Investment adviser ..............................................             13,512
                        Interest ........................................................              7,825           3,099,693
                                                                                             ---------------
                  Prepaid expenses ......................................................                                  1,849
                                                                                                                 ---------------
                  Total assets ..........................................................                            130,820,544
                                                                                                                 ---------------
================================================================================================================================
Liabilities:      Collateral on securities loaned, at value .............................                             10,851,002
                  Unrealized depreciation on forward foreign exchange contracts .........                                 89,317
                  Payables:
                        Securities purchased ............................................          1,866,946
                        Withdrawals .....................................................            205,534
                        Other affiliates ................................................              1,040           2,073,520
                                                                                             ---------------
                  Accrued expenses ......................................................                                 92,821
                                                                                                                 ---------------
                  Total liabilities .....................................................                             13,106,660
                                                                                                                 ---------------
================================================================================================================================
Net Assets:       Net assets ............................................................                        $   117,713,884
                                                                                                                 ===============
================================================================================================================================
Net Assets        Investors' capital ....................................................                        $    92,951,443
Consist of:       Unrealized appreciation-net ...........................................                             24,762,441
                                                                                                                 ---------------
                  Net Assets ............................................................                        $   117,713,884
                                                                                                                 ===============
================================================================================================================================

      See Notes to Financial Statements.

                                            Master Enhanced International Series

STATEMENT OF OPERATIONS

                  For the Six Months Ended June 30, 2006
================================================================================================================================
Investment        Dividends (net of $151,708 foreign withholding tax) ...................                        $     1,915,282
Income:           Interest (including $47,991 from affiliates and net of
                  $46 foreign withholding tax) ..........................................                                 75,269
                  Securities lending-net ................................................                                 62,548
                                                                                                                 ---------------
                  Total income ..........................................................                              2,053,099
                                                                                                                 ---------------
================================================================================================================================
Expenses:         Custodian fees ........................................................    $       119,353
                  Professional fees .....................................................             36,218
                  Pricing fees ..........................................................             24,744
                  Accounting services ...................................................             13,542
                  Investment advisory fees ..............................................              5,577
                  Printing and shareholder reports ......................................              4,598
                  Trustees' fees and expenses ...........................................              1,233
                  Other .................................................................              9,299
                                                                                             ---------------
                  Total expenses before reimbursement ...................................            214,564
                  Reimbursement of expenses .............................................            (81,366)
                                                                                             ---------------
                  Total expenses after reimbursement ....................................                                133,198
                                                                                                                 ---------------
                  Investment income-net .................................................                              1,919,901
                                                                                                                 ---------------
================================================================================================================================
Realized &        Realized gain (loss) on:
Unrealized           Investments-net ....................................................         12,763,273
Gain (Loss)-Net:     Financial futures contracts-net ....................................            (95,238)
                     Foreign currency transactions-net ..................................            118,112          12,786,147
                                                                                             ---------------
                  Change in unrealized appreciation/depreciation on:
                     Investments-net ....................................................         (3,971,341)
                     Financial futures contracts-net ....................................            172,264
                     Foreign currency transactions-net ..................................            192,900          (3,606,177)
                                                                                             ---------------     ---------------
                  Total realized and unrealized gain-net ................................                              9,179,970
                                                                                                                 ---------------
                  Net Increase in Net Assets Resulting from Operations ..................                        $    11,099,871
                                                                                                                 ===============
================================================================================================================================

      See Notes to Financial Statements.

                                            Master Enhanced International Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six           For the
                                                                                               Months Ended         Year Ended
                                                                                                 June 30,          December 31,
                  Increase (Decrease) in Net Assets:                                               2006                2005
================================================================================================================================
Operations:       Investment income-net .................................................    $     1,919,901     $     5,354,774
                  Realized gain-net .....................................................         12,786,147         264,681,802
                  Change in unrealized appreciation/depreciation-net ....................         (3,606,177)       (267,520,864)
                                                                                             ---------------     ---------------
                  Net increase in net assets resulting from operations ..................         11,099,871           2,515,712
                                                                                             ---------------     ---------------
================================================================================================================================
Capital           Proceeds from contributions ...........................................         25,925,881          33,359,434
Transactions:     Fair value of withdrawals .............................................        (17,285,835)     (1,135,589,590)
                                                                                             ---------------     ---------------
                  Net increase (decrease) in net assets derived from capital transactions          8,640,046      (1,102,230,156)
                                                                                             ---------------     ---------------
================================================================================================================================
Net Assets:       Total increase (decrease) in net assets ...............................         19,739,917      (1,099,714,444)
                  Beginning of period ...................................................         97,973,967       1,197,688,411
                                                                                             ---------------     ---------------
                  End of period .........................................................    $   117,713,884     $    97,973,967
                                                                                             ===============     ===============
================================================================================================================================

      See Notes to Financial Statements.

                                            Master Enhanced International Series

FINANCIAL HIGHLIGHTS

                                                           For the Six
                  The following ratios have                Months Ended               For the Year Ended December 31,
                  been derived from information provided     June 30,      ------------------------------------------------------
                  in the financial statements.                 2006           2005          2004           2003           2002
=================================================================================================================================
Total Investment  Total investment return ................       11.15%#        13.38%        20.79%         38.45%        (15.27%)
Return:                                                     ==========     ==========    ==========     ==========     ==========
=================================================================================================================================
Ratios to         Expenses, net of reimbursement and
Average Net       excluding swap payment .................         .24%*          .19%          .07%           .09%           .06%
Assets:                                                     ==========     ==========    ==========     ==========     ==========
                  Expenses, net of reimbursement .........         .24%*          .19%          .07%           .09%           .10%
                                                            ==========     ==========    ==========     ==========     ==========
                  Expenses ...............................         .38%*          .19%          .07%           .09%           .14%
                                                            ==========     ==========    ==========     ==========     ==========
                  Investment income-net ..................        3.44%*         1.95%         2.38%          2.55%          2.25%
                                                            ==========     ==========    ==========     ==========     ==========
=================================================================================================================================
Supplemental      Net assets, end of period (in thousands)  $  117,714     $   97,974    $1,197,688     $1,065,822     $  916,695
Data:                                                       ==========     ==========    ==========     ==========     ==========
                  Portfolio turnover .....................       70.23%         66.65%        91.22%         91.04%        101.13%
                                                            ==========     ==========    ==========     ==========     ==========
=================================================================================================================================

*     Annualized.
#     Aggregate total investment return.

      See Notes to Financial Statements.

Master Enhanced International Series

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Master International Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and forward foreign exchange contracts are valued daily based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments - The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options - The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures - The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

(c) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

(d) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income - Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending - The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. Effective March 23, 2006, FAM has agreed to a voluntary waiver with the Series under which the expenses incurred by the Series will not exceed .12%. This waiver is in place until December 31, 2006. For the six months ended June 30, 2006, FAM reimbursed the Series in the amount of $81,366.

For the six months ended June 30, 2006, the Series reimbursed FAM $1,108 for certain accounting services.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $2,723 in commissions on the execution of portfolio security transactions for the Series for the six months ended June 30, 2006.

Certain officers and/or directors of the Series are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $83,503,748 and $74,305,558, respectively.

4. Commitments:

At June 30, 2006, the Series had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase a foreign currency with an approximate value of $294,000.

5. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.

Master Enhanced International Series

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreements - Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement on behalf of the Series (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Series and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Series and the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Series and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Series/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Series' investment objective, policies and restrictions, and the Series'/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information on the fees and expenses and the investment performance of the Series; (b) sales and redemption data for the Series; (c) a discussion by the Series' portfolio management team of investment strategies used by the Series during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Series and the Trust; and

(e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as collective investment trusts, under similar investment mandates. The Board noted that the Investment Adviser had informed the Board that no information compiled by Lipper Inc. ("Lipper") was provided in connection with the Series because retail data provided by Lipper is not comparable to the Series, which is sold only in private placements. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Series shares, services related to the valuation and pricing of Series portfolio holdings, the Series' portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement on behalf of the Series in June 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series. The Board focused primarily on the Investment Adviser's investment advisory services and the Series' investment performance. The Board compared Series performance - both including and excluding the effects of the Series' fees and expenses - to the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the Series' performance was consistent with the Series' investment objective and its benchmark index. Considering these factors, the Board concluded that the nature and quality of the services provided and the Series' performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually the Series' investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Series' portfolio managers. The Board also considered the experience of the Series' investment management team and noted that each of the Series' co-portfolio managers, Messrs. Leon Roisenberg and Jeffrey Russo, has extensive experience in analyzing and managing the types of investments used by the Series. The Board concluded that the Series benefits from that expertise.

Management Fees and Other Expenses. The Board reviewed the Series' management fee rate and total expenses. The Board noted that the Series' fees reflect that the shares are available only to a limited number of institutional investors, including investment companies, common or commingled trust Series, and certain other "accredited investors," and that as such, the fees are lower than fees charged to retail mutual funds. The Board concluded that the Series' management fee rate and overall expense ratio are reasonable.

Profitability. The Board considers the cost of the services provided to the Series by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Series and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Series and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale. The Board noted that although the assets of the Trust and the Series have not increased sufficiently to provide economies of scale, the management fee rate reflects the economies of scale realized based on the institutional nature of the Trust's shareholder base. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Master Enhanced International Series

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement - Matters Considered by the Board

      In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

      The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement on May 8, 2006.

      To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent trustees consulted with their counsel and counsel for the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

      At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Series and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

      In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Series and its shareholders by BlackRock Advisors, including compliance services;

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

      o that the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Series shareholders.

      The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

      o the potential benefits to Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

      o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

      o     the compliance policies and procedures of BlackRock Advisors;

      o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Series' total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

      o that in May and August 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Series (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"], and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

      o that Merrill Lynch agreed to pay all expenses of the Series in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Series would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

      Certain of these considerations are discussed in more detail below.

      In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Series; (b) operating expenses of the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of the Series, and its compliance with the Trust's Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

      In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Series and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust.

      In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Series, and that the New Investment Advisory Agreement should be approved and recommended to Series shareholders.

      Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Series, but also considered certain areas in which both the Investment Adviser and the Series receive services as part of the Merrill Lynch complex. The Board compared the performance of the Series - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

      In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Series.

      The trustees were given information with respect to the potential benefits to the Series and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

      The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

      Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Series under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Series under the New Investment Advisory Agreement.

      Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the contractual management fee rate and actual management fee rate of the Series as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the total expenses of the Series to those of other comparable funds. The information showed that the Series had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio of the Series are reasonable compared to those of other comparable funds.

      In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rates of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Series.

      The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Series and the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Series would be appropriate.

      Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Series to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Series appropriately participated in these economies of scale.

      In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the total advisory fees of the Series would be no higher than the fees under the Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory for the Series would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

      Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Series' portfolio transaction brokerage commissions. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

      Investment Performance. The trustees considered investment performance for the Series. The trustees compared the Series' performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the performance of the Series was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

      Conclusion. After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement on behalf of the Series, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement - Matters Considered by the Board

      At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Trustees, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Series operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of a series and its shareholders that the BlackRock Subadviser assist in managing the operations of the series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Series expenses as a result of the Contingent Subadvisory Agreement.

      In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Series operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Series and the BlackRock Subadviser would provide advisory services to the Series under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Series would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Series to the Investment Adviser.

      After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Officers and Trustees

Robert C. Doll, Jr. - President and Trustee
Donald W. Burton - Trustee
John Francis O'Brien - Trustee
David H. Walsh - Trustee
Fred G. Weiss - Trustee
Donald C. Burke - Vice President and Treasurer
Jeffrey L. Russo - Vice President
Jeffrey Hiller - Chief Compliance Officer
Alice A. Pellegrino - Secretary

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Trustee of Quantitative Master Series Trust effective May 1, 2006.
--------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

      The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Enhanced International Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced International Series of Quantitative Master Series Trust

Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced International Series of Quantitative Master Series Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Master Enhanced International Series of Quantitative Master Series Trust

Date: August 23, 2006